Sunstone Financial Group, Inc.
                       207 East Buffalo Street, Suite 400
                              Milwaukee, WI  53202


                                January 30, 1996



Via EDGAR
---------

Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  The Wasatch Funds, Inc. (the Funds);
     (Registration Nos.: 33-10451; 811-4920
     --------------------------------------

Gentlemen:

On behalf of the Funds and pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940, as amended, we hereby file a Quarterly Report to shareholders for the period ended December 31, 1995.

If you have any questions concerning this filing, please do not hesitate to contact me.

Very Truly Yours,

/s/Mike Yanke

Mike Yanke
Sunstone Financial Group, Inc.
Client Services and Accounting Manager

MEY/jv

Encl.




Wasatch Funds
Quarterly Report

December 31, 1995


Wasatch Funds
68 South Main Street
Salt Lake City, Utah 84101
(800) 551-1700


Letter from the Investment Advisor
December 31, 1995

Dear Shareholder:

Overview
Some years are harder to say good-bye to than others. 1995 was one of those years. Shareholders and investment advisors alike have found it difficult to bid 1995 farewell and will fondly remember it as a great year for stocks. To give you an idea of the 1995 stock market performance, the Dow Jones Industrial Average surged 33%, the S&P 500 climbed over 37% and the now large-cap, high technology-laden Nasdaq soared nearly 40% for the year. The Russell 2000 small-cap benchmark gained over 28% and the equally weighted Value Line Index, a good indicator of what the average stock price did, was up 19%.


                            4th        AVERAGE   Annual
  Index                   Quarter      1 Year    5 Years
  --------------          -------     -------    -------
  S&P 500                   6.0%        37.6%     16.6%
  S&P Midcap 400            1.4%        30.9%     19.3%
  Russell 2000              2.2%        28.4%     21.0%
  Nasdaq Composite Index    0.8%        39.9%     23.0%
  Lehman Bros. Gov't./Corp.
    Bond Index              4.7%        19.2%     10.9%



Wasatch Funds' small- to mid-cap companies performed impressively in 1995 even though the market tended to favor large-cap and high technology stocks. The Wasatch Aggressive Equity Fund was up 28% for the year. While high technology stocks were one of the hottest sectors, the Aggressive Equity Fund's performance came from investments in a variety of high-quality companies. The Wasatch Micro-Cap Fund has returned an impressive 41.5% since its inception in June 1995. The Micro-Cap Fund's investments in the smallest companies show great promise for the future. The Wasatch Growth Fund, with its stable earnings profile, fully participated in 1995's bull market. The Growth Fund returned 40% for the year, a figure that compares favorably to the 31% average return for the Lipper Analytical Services Growth Fund Index. The Wasatch Mid-Cap Fund had the most exciting performance of all the Wasatch Funds, up 59% for the year. The Mid-Cap Fund's performance was driven by its exposure to momentum stocks in dynamic growth sectors such as computer systems, software and semiconductors.

                                         AVERAGE ANNUAL
                                  --------------------------------
                          4th                             Since
  Wasatch Funds         Quarter   1 Year    5 Years   Commencement<F1>
  -----------------     -------   ------    -------   ------------
  Aggressive Equity     (2.3)%     28.1%     21.1%        14.7%
  Micro-Cap               4.0%         -         -        41.5% <F2>
  Growth                  2.1%     40.4%     18.8%        13.2%
  Mid-Cap               (0.7)%     58.8%         -        20.0%
  Income                  1.6%     11.5%      7.0%         8.1%

<F1>  Commencement of operations for the Aggressive Equity, Growth and Income
Funds is December 6, 1986; for the Mid-Cap Fund, August 16, 1992; and for the Micro-Cap Fund, June 19, 1995.

<F2> Cumulative total return since June 19, 1995.


Looking back it's easy to realize that 1995's returns will not come along every year. Many factors including strong earnings growth, an optimistic economic outlook, favorable interest rates and serious talk of fiscal restraint from Washington all contributed to 1995's market performance. Shareholders who were invested in 1995 captured exceptional returns that will enhance their long-term investment results.


THE LONGER TERM
Looking ahead, many of the positive forces that drove 1995's performance are still in place and the bull market appears to be sustainable for the present time. No matter what the market does, Wasatch will continue its pursuit of finding and investing in high-quality companies capable of strong earnings growth. The Wasatch research team looks for companies with excellent fundamentals that Wasatch can buy at reasonable prices, meaning that the price-to-earnings ratio does not exceed the company's projected five year growth rate. Hands-on analysis allows our analysts to find companies before they are discovered by Wall Street and their stock prices begin to climb. Over the years, the practice of investing in high-quality companies at reasonable prices has enabled Wasatch to capture strong earnings growth that rewards shareholders in up markets and sustains them in down markets.

Whenever a bull market continues for as long as the present one has, some economists begin predicting a correction and many investors get the jitters. We believe, based on many years of investing experience, that investors should stay with their long-term investment strategy. Our philosophy is that earnings growth drives stock prices. Wasatch views corrections as a natural process that serves to bring stock prices back in line with earnings growth.

We believe shareholders should judge the performance of their investments based on a time horizon of five years or longer and not react to market fluctuations by trying to trade in and out of the market. Market timing is a practice that most often hurts, rather than helps, an investor's long-term returns. The only way investors can ensure that they will be rewarded with the market's biggest gains is by staying fully invested. Finally, as you may have already noticed, there is a growing trend toward investing in mutual funds. For many baby boomers, mutual funds have become the investment vehicle of choice as they begin to think about their financial future and make plans for retirement. This trend was especially evident in 1995 as thousands of mutual fund shareholders invested their money in equity funds. Wasatch Funds is part of this trend and we welcome shareholders to our no-load family of mutual funds. We believe we offer mutual fund investors the service, commitment to intensive research and quality management that will help make investing in Wasatch Funds a satisfying experience.


WASATCH AGGRESSIVE EQUITY FUND

QUARTERLY REVIEW

Note:  The Wasatch Aggressive Equity Fund closed to new investors in July 1995.

The Wasatch Aggressive Equity Fund had a strong year overall, returning 28% for 1995. Since we judge the Fund's performance on a time horizon of five to ten years we are not overly concerned that it was down slightly in the fourth quarter. You are likely aware that prices of small-cap stocks are subject to greater short-term fluctuations. We encourage investors to focus on their long-term investment goals and ride out short-term volatility. Given that small-cap stocks' historical annual returns average around 10% to 15%, the Aggressive Equity Fund's return of 28% for the year is wonderful news.

The Aggressive Equity Fund invests in small-cap companies by creating a blend of more aggressive momentum stocks and core investments in more stable holdings. We are excited about the fourth quarter performance of several of the Fund's substantial holdings. Madge Networks, N.V. (MADGF), the world's fifth largest vendor of products for corporate local area networks, returned 40%; National Health Investors, Inc. (NHI), a real estate investment trust that owns nursing home properties, was up 10%; Express Scripts, Inc. (ESRX), a pharmacy benefits manager, was up 16%; and Nature's Sunshine Products, Inc. (NATR), a company specializing in the direct sales of herbs and vitamins, was up 12%. Note that the Fund's performance came from a variety of sources reflecting
Wasatch's bottom-up strategy of investing in high-quality companies.
We sold several companies during the quarter. We made the profitable decision to sell CMG Information Services, Inc. (CMGI), when we felt the stock had become too speculative. CMGI, as with many companies selling Internet-related products, saw its stock price soar, far outstripping its projected earnings growth rate. We sold Medicine Shoppe International, Inc. (MSII), after it was acquired by Cardinal Health, Inc. Cardinal is an excellent company but does not fit the Aggressive Equity Fund's size and growth criteria. Selling MSII is an example of Wasatch's commitment to following the Fund's discipline of investing in small-cap companies. Cincinnati Microwave, Inc. (CNMW), a company specializing in cellular telephones and radar detectors, was sold when management announced disappointing earnings. Wasatch believes CNMW's problems of higher-than-expected expenses and reduced demand for radar detectors caused by an increase in the national speed limit, will hinder growth for some time.


OUTLOOK
The Aggressive Equity Fund remains committed to finding and investing in - "America's Best Growth Companies" (ABGCs) within small-cap range. ABGCs are central to Wasatch's investment philosophy because when you invest with Wasatch you are really buying a piece of a business and we want that business to have the attributes necessary for success. A broad definition of ABGCs is companies that have an identifiable, sustainable competitive advantage, are underfollowed, undervalued, well-managed, and have sufficient "headroom" in their markets to double in size within five years.

There are many small-cap companies with excellent growth prospects that are underfollowed or undiscovered by Wall Street. Wasatch analysts carefully review companies' fundamentals and make personal visits to the company and meet with top management. Wasatch has made new investments in several companies for the Aggressive Equity Fund. They have exceptional growth potential and we look forward to following their progress as they grow from small-cap to large-cap. Cyberoptics Corp. (CYBE), is a company that builds and markets high technology laser vision systems used by industries for dimension measurement and process control applications. Datastream Systems, Inc. (DSTM), is positioned to cap-italize on the trend of using personal computers on the factory floor with its Microsoft Windows-based software for industrial automation. Micrel, Inc. (MCRL), focuses on power control applications for cellular phones and laptop computers. Seattle Filmworks, Inc. (FOTO), specializes in mail order marketing of 35mm film and photofinishing. Thompson PBE, Inc. (THOM), is the largest independent distributor of paints and supplies to the auto collision repair industry. These and other companies we have added to the Aggressive Equity Fund's portfolio are positive forces that will help drive performance in 1996.

Wasatch is excited about the new companies in your portfolio as well as the continued positive earnings growth of your older holdings. We continue to look for companies with excellent bottom lines and earnings growth potential in a variety of industries. We believe our ABGCs combine for a well-balanced portfolio that can help to maximize performance and minimize risk in the Aggressive Equity Fund.


FIVE LARGEST STOCK HOLDINGS - As of December 31, 1995

  Company                                 Industry             % of Net Assets
  ------------------------------------    -------------------  ---------------
  Century Telephone Enterprises           Telecommunications         5.2%
  National Health Investors, Inc. REIT    Real Estate                4.5%
  Express Scripts, Inc., Class A          Health Care Services       3.8%
  Heilig-Meyers Co.                       Retail                     3.4%
  Madge Networks, N.V.                    Communications Products    3.4%



WASATCH MICRO-CAP FUND

The Wasatch Micro-Cap Fund had a solid quarter. Its return of 4% was ahead of its primary benchmark the Russell 2000, which was up 2.2% for the quarter. This performance was on top of a very strong prior quarter. The Fund's 41.5% return since inception a little over six months ago is, to say the least, extremely pleasing to us.

Of particular note, National Dentex Corp. (NADX), our largest holding at the beginning of the quarter (5.8% of the Fund), was up 40% in the quarter. We continue to hold approximately 5% of the Fund's net assets in NADX. While NADX was definitely the largest contributor to our overall performance during the quarter, you might be interested to know that one of our smaller positions (0.3% of the Fund), CMG Information Services, Inc. (CMGI), was our best performer. It began the quarter at $28.50. We sold the entire position mid-quarter at approximately $42.50 for a 49% return. We were early-the stock closed the year at $92.875! As you've probably guessed, CMGI is an Internet-related stock.

Other large holdings that had solid performance were Data Transmission Network Corp. (DTLN), an information services and communication company; Corvel Corp.
(CRVL), a worker's compensation services company; and Phoenix Technologies Ltd.
(PTEC), a PC software company. Several companies announced disappointing earnings during the quarter: Children's Discovery Centers of America, Inc.
(CDCR); Duracraft Corp. (DUCR); Varsity Spirit Corp. (VARS); and Touchstone Software Corp. (TSSW). We are hanging on to VARS and DUCR because we feel their setbacks are only temporary and we still like the companies' long-run outlook. We're less optimistic about CDCR and TSSW and have decided to move on.

We would like to make note of selling Hummingbird Communications Ltd. (HUMCF). Because of strong performance in 1995 and a secondary offering of stock during the year, HUMCF's market cap in 1995 went from $150 million to as high as $700 million at one point during the fourth quarter. We still like HUMCF and own it in other Wasatch Funds. We sold it in the Micro-Cap Fund because it no longer meets our parameters for a Micro-Cap stock. Part of our investment strategy in the Micro-Cap Fund is to maintain a median market cap near $100 million. We intend to sell most stocks before they reach $500 million. HUMCF's story is an indication that our fundamental growth strategy is working and we hope to report more HUMCF-type stories to you in the future.

OUTLOOK
Those of you who have followed Wasatch for a long time know that we do NOT make many significant quarterly changes in strategy. The Micro-Cap Fund is no different. The Fund's portfolio is managed in the same time-tested style as the Wasatch Aggressive Equity Fund and we don't anticipate any changes in strategy for the foreseeable future. We continue to seek companies with strong growth prospects based on a sustainable competitive advantage and strong market growth. We buy a blend of stable core stocks mixed with more aggressive momentum stocks. We attempt to buy them at attractive valuations. To us that means buying at a price-to-earnings ratio (P/E) at or below the company's projected five year growth rate.

The only difference from our Aggressive Equity Fund strategy is in terms of the size and maturity of the companies in the portfolio. The Micro-Cap Fund invests heavily in the smallest companies. They have smaller market caps, are not as mature and tend to have less proven managements than companies in the Aggressive Equity Fund. While these factors can result in somewhat greater risk, the advantage is that they have the potential to grow faster because of their smaller size.

A substantial majority of the publicly traded stocks are within Micro-Cap range. With such a large base to choose from we are optimistic that we can find many undiscovered opportunities that meet our market cap parameters. During the quarter we found quite a few new companies that meet the requirements for the Micro-Cap Fund including: Thompson PBE, Inc. (THOM), the largest company that acquires paint distributors to the auto body shop industry; First Commonwealth, Inc. (FCWI), the largest dental health maintenance organization in the Chicago area; Home Health Corp. of America (HHCA), a regionally dominant home health care provider; Datastream Systems, Inc. (DSTM), the market leader in the computerized maintenance software industry; and Micrel, Inc. (MCRL), a semiconductor company that sells products that go into cellular phones and notebook computers. These five companies have an average P/E of approximately 28 and their expected 1996 growth rate is around 42%. The relationship between the P/E and the projected growth rate of these companies is exactly what Wasatch looks for when purchasing stock for the Micro-Cap Fund. As long as we can find great growth companies like these we continue to be optimistic for the prospects of the Micro-Cap Fund.



FIVE LARGEST STOCK HOLDINGS - As of December 31, 1995


  Company                               Industry            % of Net Assets
  -----------------------------------   -----------------------------------
  National Dentex Corp.                 Business Services         5.2%
  Equity Corp. International            Personal Services         4.9%
  Nature's Sunshine Products, Inc.      Health Care Products      4.7%
  Sunstone Hotel Investors, Inc. REIT   Real Estate               4.7%
  Corvel Corp.                          Health Care Products      3.7%



WASATCH GROWTH FUND

Because the Wasatch Growth Fund focuses on growth stocks with stable earnings profiles, we typically expect the Fund to match or even underperform its peer group during the kind of explosive bull market experienced in 1995. Happily, we have done much better than expected by generating a 40% return for Growth Fund shareholders in 1995. The fourth quarter was an average quarter for the Growth Fund but still contributed to the overall positive performance.

The Growth Fund's performance came from stocks in a wide variety of stable demand industries. Our investments in companies such as National Health Investors, Inc. REIT (NHI), nursing home properties; National Dentex Corp.
(NADX), dental laboratories; Techne Corp. (TECH), disposable products for health care research; Green Tree Financial Corp. (TREE), consumer lending; and Nature's Sunshine Products, Inc. (NATR), herbs and vitamins, are prime examples of stable growth stocks that did well for Wasatch Fund shareholders during 1995.

The Growth Fund has no exposure to the classic technology sectors of software, computer hardware and semiconductors. Technology stocks topped the performance charts over the past year but our experience has been that these stocks tend to be more volatile. While they are appropriate for the Mid-Cap Fund's aggressive investment style, they don't fit the Growth Fund's strategy of capturing consistent earnings growth over the long-run.

OUTLOOK
Anyone familiar with the history of the stock market recognizes that the high level of returns enjoyed in 1995 are not sustainable. Over long periods of time, market returns from equities tend to hover in the low- to mid-teens. The Growth Fund's strategy is to invest in high-quality growth stocks that can provide investors with superior long-run returns versus the overall market.

Going into 1996, we believe the Growth Fund is positioned for continued healthy performance. As anxiety over economic growth builds, the Growth Fund's ability to deliver solid earnings growth should stand out in periods when corporate earnings become sporadic. Wasatch is committed to finding high-quality companies that can consistently deliver strong earnings growth for the Growth Fund portfolio. To that end, Wasatch analysts spend considerable time and effort to properly identify stable growth stocks. Over the years, hands-on analysis has proven to be our forte and is one reason the Growth Fund was able to deliver impressive returns in 1995 without depending on the hottest sectors of the market.

There weren't any major new positions added to the Growth Fund in the fourth quarter. The Fund's stable profile means that typically there will not be a high turnover of names. While we constantly analyze potential new names we are strict in our discipline of only adding names that fit the Growth Fund's philosophy. We will stay with those names as long as the company's fundamentals remain sound and they deliver the targeted earnings growth minimum of 15% a year.

FIVE LARGEST STOCK HOLDINGS - As of December 31, 1995

  Company                                    Industry          % of Net Assets
  ------------------------------------       --------------    ---------------
  National Health Investors, Inc. REIT       Real Estate            6.7%
  Century Telephone Enterprises              Telecommunications     4.9%
  Equity Corp. International                 Personal Services      4.9%
  Kent Electronics Corp.                     Electronics            4.7%
  Franklin Quest Co.                         Business Products      4.3%


WASATCH MID-CAP FUND

Over the past year the Mid-Cap Fund has done exceptionally well, returning an impressive 59%. The Mid-Cap Fund's 1995 returns were driven by the strong performance of technology stocks as well as the overall strength of earnings growth by companies in your Mid-Cap Fund portfolio. Fourth quarter returns were down slightly due to weakening prices of some technology stocks.

The investment style of the Mid-Cap Fund is to invest in companies with the potential to produce earnings growth of 25% or more a year. The Mid-Cap Fund's stocks tend to be more volatile than the stocks in other Wasatch Fund portfolios because the Mid-Cap Fund aggressively seeks momentum growth companies in some of the hottest sectors of the market. Don't think, however, that the Mid-Cap Fund invests randomly in whatever happens to be hot. Companies in the Mid-Cap Fund are carefully chosen for their excellent fundamentals such as clear competitive advantage and experienced top management as well as their potential to provide fast-paced earnings growth. Stocks in the Mid-Cap Fund are closely monitored. If a company shows signs of weakness, loss of focus or a slowdown in momentum it will be replaced. This typically means that the Mid-Cap Fund has a higher turnover of companies in its portfolio than those of other Wasatch Funds.

It is worth noting the fourth quarter performance of two of the Mid-Cap Fund's largest holdings. Madge Networks, N.V. (MADGF), a company that manufactures products for corporate local area networks, was up 40% and Kent Electronics Corp. (KNT), a contract manufacturer and distributor of electronic components, was up 33%.

Changes in the Mid-Cap Fund during the fourth quarter were in keeping with the Mid-Cap's investment discipline. The Mid-Cap Fund will take profits by selling or trimming our holdings when we feel the valuation has become excessive. For this reason, we made profitable adjustments in several holdings. Stratacom, Inc.
(STRM), Hummingbird Communications Ltd. (HUMCF), and Imnet Systems, Inc.
(IMNT), are all excellent companiess that have seen their stock prices soar beyond their projected five year earnings growth rates. The Mid-Cap Fund was happy to sell the stocks at a profit and will wait to re-buy when the companies' stock prices come back in line with their earnings growth.

The fourth quarter also presented some buying opportunities and the Mid-Cap Fund took advantage of reasonable stock prices to purchase stock in several companies such as Altron, Inc. (ALRN), an electronics contract manufacturer of printed circuit boards; Atmel Corp. (ATML), a manufacturer of semiconductor products; and Micrel, Inc. (MCRL), a provider of power control applications for cellular phones and laptop computers.

Two companies in the Mid-Cap Fund experienced drops in their stock prices due to lack of confidence by Wall Street. However, Wasatch has carefully evaluated the business fundamentals of these companies and maintains optimism that they are still on track to reach their earnings growth targets. Duracraft Corp. (DUCR), a supplier of fans, heaters and humidifiers, had some production problems that Wasatch believes will be short-lived. Wall Street was put off by Softkey International, Inc.'s (SKEY) aggressive acquisitions which caused the stock price to go down. Wasatch has chosen to ride out SKEY's fluctuations because we are confident that the company can still reach the Mid-Cap Fund's required earnings growth minimum of 25% a year.

Several companies announced changes in outlook and earnings disappointments. Wasatch sold these companies because they have failed to sustain the momentum needed to fit the Mid-Cap Fund's requirements. One example is Wabash National Corp. (WNC), a manufacturer of customized truck trailers. The company experienced production difficulties and weakening demand for their product, causing us to lose confidence in their ability to continue producing the necessary earnings growth. Another is Cincinnati Microwave, Inc. (CNMW), a company with two distinct product lines. CNMW has exciting prospects for its cellular telephones but has encountered difficulties in its radar detection business due, in part, to an increase in the national speed limit. We found that the radar business was creating a drag on the entire company. Last is Children's Discovery Centers of America, Inc. (CDCR). We sold the company when it proved to be unable to carry out its business plan of profitably acquiring day care centers.

OUTLOOK
Keep in mind that the Mid-Cap Fund aggressively invests in rapidly growing companies in the hottest sectors of the market. Companies in the Fund have the potential to do extremely well, or occasionally they may stumble and miss their targets. When compared to other Wasatch Funds, the Mid-Cap Fund expects a higher turnover of companies in its portfolio.

During 1995, the companies in the Mid-Cap Fund that have reached or exceeded their earnings growth targets have more than offset the disappointments. Stock purchases in the fourth quarter show us that there are still many excellent, momentum growth companies that fit the Mid-Cap Fund's parameters. The Fund will continue to pursue its strategy of finding and investing in companies capable of the highest growth rates and we will attempt to purchase them at reasonable prices. We will maintain our strict discipline of selling companies that falter and we will constantly look for better ideas. With the Mid-Cap Fund's exceptional 1995 performance behind us we look forward to 1996 with continued optimism.


FIVE LARGEST STOCK HOLDINGS - As of December 31, 1995

  Company                               Industry                % of Net Assets
  ------------------------------        ----------------------  ---------------
  Express Scripts, Inc., Class A        Health Care Services         7.3%
  Madge Networks, N.V.                  Communications Products      5.6%
  WorldCom., Inc.                       Telecommunications           5.5%
  FTP Software, Inc.                    Computer Software            5.5%
  Aspen Technologies                    Computer Software            5.2%


WASATCH INCOME FUND
The Wasatch Income Fund returned just over 11% for the year. During most of the year we held, and continue to hold, a relatively short maturity position because long-term rates are not attractive to us at the present time.

OUTLOOK
We are comfortable holding short-term maturities until long-term rates become more attractive.

WRAPPING UP
Congratulations! Your investments with Wasatch Funds have captured the performance of one of the market's truly great years. Even though we know that 1995's spectacular returns will not happen every year, we can take pleasure in the fact that we have done well this year. Wasatch encourages you to look ahead, past the returns of a quarter or a year, and stay with your long-term investment plan. Cumulative market wisdom suggests and common sense indicates that the only way to ensure that you will be rewarded by the gains of years like 1995 is to stay invested. No one can predict the future, but Wasatch's commitment to discovering and investing in "America's Best Growth Companies" is one reason our Funds have done so well in the past. We believe in our investment philosophy and process and will stay focused on our business of selecting high-quality companies for Wasatch Fund portfolios.

As always, we appreciate your confidence in the Wasatch Funds' family of no-load mutual funds. If you have any questions or if we can help in any way, please call us at 1-800-551-1700. We look forward to serving you in 1996 and for many years to come.


Sincerely,

/s/ Samuel S. Stewart, Jr.

Samuel S. Stewart, Jr.
Chairman of the Board



Aggressive Equity Fund Schedule of Investments
DECEMBER 31, 1995 (UNAUDITED)

   NUMBER
  OF SHARES                                                     VALUE
  ---------                                                    -------

            COMMON STOCKS 95.3%

            Business Products 7.3%
   163,750  American Business Information, Inc. <F3>        $  3,172,656
   390,712  BMC West Corp. <F3>                                5,763,002
   241,600  International Imaging Materials, Inc. <F3>         6,100,400
   657,125  Merfin Hygienic Products Ltd. <F3>                 2,648,727
   137,120  Mity-Lite, Inc. <F3>                               1,011,260
   207,000  Thompson PBE, Inc. <F3>                            2,898,000
                                                            ------------
                                                              21,594,045
                                                            ------------
            Business Services 5.7%
   104,300  Altron, Inc. <F3>                                  3,129,000
   211,125  Barrett Business Services, Inc. <F3>               3,114,094
    50,000  Carnegie Group, Inc. <F3>                            487,500
    70,600  Kent Electronics Corp. <F3>                        4,121,275
   161,200  National Dentex Corp. <F3>                         3,949,400
    69,700  RTW, Inc. <F3>                                     1,829,625
                                                            ------------
                                                              16,630,894
                                                            ------------

            Communications Products 8.6%
   286,600  FTP Software, Inc. <F3>                            8,311,400
   116,700  Hummingbird Communications Ltd. <F3>               4,726,350
   221,900  Madge Networks, N.V. <F3>                          9,930,025
    32,750  Stratacom, Inc.                                    2,407,125
                                                            ------------
                                                              25,374,900
                                                            ------------

            Communications Services 1.1%
    66,850  Data Transmission Network Corp. <F3>               3,292,362
                                                            ------------

            Computer Software 6.8%
   156,500  Aspen Technologies, Inc. <F3>                      5,281,875
   119,300  Datastream Systems, Inc. <F3>                      2,266,700
   391,100  Phoenix Technologies Ltd. <F3>                     6,159,825
    92,500  Softkey International, Inc. <F3>                   2,139,062
    84,950  Synopsys, Inc. <F3>                                3,228,100
   233,500  Touchstone Software Corp. <F3>                       934,000
                                                            ------------
                                                              20,009,562


            Computer Systems & Components 2.4%
   135,000  Active Voice Corp. <F3>                            3,712,500
    70,950  Digitran Systems, Inc. <F3><F4>                            1
    40,000  Drexler Technology Corp. <F3>                        518,500
   114,385  Pinnacle Systems, Inc. <F3>                        2,831,029
                                                            ------------
                                                               7,062,030
                                                            ------------

            Electronics 0.5%
   206,000  Cincinnati Microwave, Inc. <F3>                      927,000
    16,000  Cyberoptics Corp. <F3>                               636,000
                                                            ------------
                                                               1,563,000
                                                            ------------

            Financial Services 1.0%
   246,400  World Acceptance Corp. <F3>                        2,772,000
                                                            ------------

            Health Care Products 8.1%
   193,150  Bio-Plexus, Inc. <F3>                              1,979,786
    58,521  Cardinal Health, Inc.                              3,204,025
   217,075  Epitope, Inc. <F3>                                 3,581,737
   538,916  Interpore International<F3>                        2,761,944
   378,104  Nature's Sunshine Products, Inc.                   9,547,126
   135,600  Techne Corp. <F3>                                  2,728,950
                                                            ------------
                                                              23,803,568
                                                            ------------
            Health Care Services 7.1%
    56,700  Corvel Corp.                                       2,161,687
   219,075  Express Scripts, Inc., Class A<F3>                11,172,825
    61,700  Home Health Corp. of America<F3>                     678,700
   233,225  Phamis, Inc. <F3>                                  6,938,444
                                                            ------------
                                                              20,951,656
                                                            ------------

            Personal Products 4.5%
   160,750  Duracraft Corp. <F3>                               4,038,844
   379,400  Franklin Quest Co. <F3>                            7,398,300
   118,062  Varsity Spirit Corp.                               1,652,868
                                                            ------------
                                                              13,090,012
                                                            ------------

            Personal Services 4.0%
   219,350  Barefoot, Inc.                                     2,303,175
   231,900  Children's Discovery Centers of America, Inc. <F3> 1,188,487
   139,600  Equity Corp. International<F3>                     3,315,500
   134,700  Loewen Group, Inc.                                 3,409,593
    70,000  Seattle Filmworks, Inc. <F3>                       1,452,500
                                                            ------------
                                                              11,669,255
                                                            ------------


            Real Estate 5.6%
   394,700  National Health Investors, Inc. REIT           $  13,074,437
   330,550  Sunstone Hotel Investors, Inc. REIT                3,388,138
                                                            ------------
                                                              16,462,575
                                                            ------------

            Retail 11.9%
   123,850  Buckle, Inc. (The) <F3>                            2,198,338
   132,800  Doubletree Corp. <F3>                              3,486,000
    40,461  Eateries, Inc. <F3>                                  111,268
   266,600  Friedman's, Inc. <F3>                              5,132,050
   542,890  Heilig-Meyers Co.                                  9,975,604
   299,850  O'Reilly Automotive, Inc. <F3>                     8,695,650
    99,275  St. John Knits, Inc.                               5,273,984
                                                            ------------
                                                              34,872,894
                                                            ------------

            Semiconductors 4.8%
    78,300  Integrated Process Equipment Corp. <F3>            1,840,050
   196,000  Lattice Semiconductor Corp. <F3>                   6,394,500
   294,000  Micrel, Inc. <F3>                                  5,733,000
    10,500  Speedfam International, Inc. <F3>                    118,125
                                                            ------------
                                                              14,085,675
                                                            ------------

            Telecommunications 11.5%
   480,890  Century Telephone Enterprises                     15,268,242
   289,150  Intercel, Inc. <F3>                                4,915,550
   292,590  United States Cellular Corp. <F3>                  9,874,913
   109,150  WorldCom, Inc. <F3>                                3,847,538
                                                            ------------
                                                              33,906,243
                                                            ------------

            Transportation 2.6%
    84,850  Arrow Transportation Co. <F3>                        106,062
   230,950  Expeditors International of Washington, Inc.       6,033,569
    72,000  M.S. Carriers, Inc. <F3>                           1,440,000
                                                            ------------
                                                               7,579,631
                                                            ------------
            Other 1.8%
   158,450  FLIR Systems, Inc. <F3>                            1,941,013
    89,550  Interline Resources Corp. <F3>                       391,781
   101,150  OEA, Inc.                                          3,021,856
                                                            ------------
                                                               5,354,650
                                                            ------------
            Total Common Stocks
            (cost $237,696,214)                              280,074,952
                                                            ------------

            CONVERTIBLE BONDS 1.3%

 1,550,000  National Health Care LP,
            6.00%, 7/1/00                                    $ 3,975,750
                                                            ------------

            Total Convertible Bonds
            (cost $2,976,000)                                  3,975,750
                                                            ------------

            PREFERRED STOCK 0.0%

    12,500  Digitran Systems, Inc. <F4>                                1
                                                            ------------

            Total Preferred Stock
            (cost $95,729)                                             1
                                                            ------------

 PRINCIPAL
   AMOUNT
-----------

            DEMAND NOTES 3.7%
            (variable rate)

 $ 231,249  American Family Financial Services                   231,249
 2,174,750  General Mills, Inc.                                2,174,750
       684  Lilly (Eli) & Co.                                        684
 1,268,288  Pitney-Bowes, Inc.                                 1,268,288
 6,137,033  Sara Lee Corp.                                     6,137,033
   610,957  Southwestern Bell Telephone Co.                      610,957
     1,358  Warner-Lambert Co.                                     1,358
   329,260  Wisconsin Electric Power Co.                         329,260
                                                            ------------

            Total Demand Notes
            (cost $10,753,579)                                10,753,579
                                                            ------------

            Total Investments 100.3%
            (cost $251,521,522)                              294,804,282


            Liabilities, less
            Cash and Other Assets (0.3)%                       (780,766)
                                                            ------------

            NET ASSETS 100.0%                               $294,023,516
                                                            ============

<F3> Non-income Producing
<F4> Restricted Security



Micro-Cap Fund Schedule of Investments
DECEMBER 31, 1995 (UNAUDITED)

 NUMBER
OF SHARES                                                         VALUE
---------                                                         -----
            COMMON STOCKS 82.3%

            Business Products 9.4%
    45,600  BMC West Corp. <F3>                              $   672,600
    42,600  International Imaging Materials, Inc. <F3>         1,075,650
   159,450  Merfin Hygienic Products Ltd. <F3>                   642,708
    62,220  Mity-Lite, Inc. <F3>                                 458,873
   107,500  Thompson PBE, Inc. <F3>                            1,505,000
                                                            ------------
                                                               4,354,831
                                                            ------------

            Business Services 9.2%
    96,375  Barrett Business Services, Inc. <F3>               1,421,531
    97,950  National Dentex Corp. <F3>                         2,399,775
    17,000  RTW, Inc. <F3>                                       446,250
                                                            ------------
                                                               4,267,556
                                                            ------------

            Communications Services 2.9%
    26,700  Data Transmission Network Corp. <F3>               1,314,975
                                                            ------------

            Computer Software 5.5%
    31,000  Aspen Technologies, Inc. <F3>                      1,046,250
    19,000  Datastream Systems, Inc. <F3>                        361,000
    65,000  Phoenix Technologies Ltd. <F3>                     1,023,750
    25,900  Touchstone Software Corp. <F3>                       103,600
                                                            ------------
                                                               2,534,600
                                                            ------------
            Computer Systems & Components 5.0%
    34,850  Active Voice Corp. <F3>                              958,375
    15,900  Adaptive Solutions, Inc. <F3>                         85,462
    28,000  Pinnacle Systems, Inc. <F3>                          693,000
    50,000  Spacetec IMC Corp. <F3>                              587,500
                                                            ------------
                                                               2,324,337
                                                            ------------

            Electronics 3.1%
    36,000  Cyberoptics Corp. <F3>                             1,431,000
                                                            ------------

            Health Care Equipment 0.1%
    11,000  Infrasonics, Inc. <F3>                                66,000
                                                            ------------

            Health Care Products 8.4%
    13,000  Bio-Plexus, Inc. <F3>                                133,250
    12,200  Epitope, Inc. <F3>                                   201,300
    19,500  Interpore International<F3>                           99,938
    86,060  Nature's Sunshine Products, Inc.                   2,173,015
    62,050  Techne Corp. <F3>                                  1,248,756
                                                            ------------
                                                               3,856,259
                                                            ------------
            Health Care Services 11.6%
    44,500  Corvel Corp. <F3>                                  1,696,563
    35,500  First Commonwealth, Inc. <F3>                        923,000
   142,000  Home Health Corp. of America<F3>                   1,562,000
    35,000  Medplus, Inc. <F3>                                   301,875
    29,500  Phamis, Inc. <F3>                                    877,625
                                                            ------------
                                                               5,361,063
                                                            ------------

            Personal Products 2.2%
    17,000  Duracraft Corp. <F3>                                 427,125
    42,487  Varsity Spirit Corp.                                 594,818
                                                            ------------
                                                               1,021,943
                                                            ------------

            Personal Services 7.3%
     3,500  Advantage Cos., Inc. <F3>                             63,000
    20,000  Ambassadors International<F3>                        195,000
    95,200  Equity Corp. International<F3>                     2,261,000
    41,000  Seattle Filmworks, Inc. <F3>                         850,750
                                                            ------------
                                                               3,369,750
                                                            ------------

            Real Estate 4.6%
   209,400  Sunstone Hotel Investors, Inc. REIT                2,146,350
                                                            ------------

            Retail 6.8%
    39,500  Buckle, Inc. (The) <F3>                              701,125
   119,575  Eateries, Inc. <F3>                                  328,831
    44,700  Friedman's, Inc. <F3>                                860,475
     1,200  Harold's Stores, Inc. <F3>                            14,550
    42,100  O'Reilly Automotive, Inc. <F3>                     1,220,900
                                                            ------------
                                                               3,125,881
                                                            ------------
            Semiconductors 4.5%
    87,000  Micrel, Inc. <F3>                                  1,696,500
    56,000  Micro Component Technology, Inc. <F3>                371,000
                                                            ------------
                                                               2,067,500
                                                            ------------

            Telecommunications 0.8%
    21,200  Intercel, Inc. <F3>                                  360,400
                                                            ------------

            Transportation 0.9%
    39,500  USA Truck, Inc. <F3>                                 424,625
                                                            ------------

            Total Common Stocks
            (cost $34,305,065)                                38,027,070
                                                            ------------

  PRINCIPAL
   AMOUNT
  ---------

            DEMAND NOTES 18.7%
            (variable rate)

$  326,543  American Family Financial Services                   326,543
 2,058,758  General Mills, Inc.                                2,058,758
   952,439  Lilly (Eli) & Co.                                    952,439
   383,398  Pitney-Bowes, Inc.                                   383,398
 1,692,576  Sara Lee Corp.                                     1,692,576
   593,935  Southwestern Bell Telephone Co.                      593,935
 1,793,392  Warner-Lambert Co.                                 1,793,392
   853,534  Wisconsin Electric Power Co.                         853,534
                                                            ------------


            Total Demand Notes
            (cost $8,654,575)                                  8,654,575
                                                            ------------

            Total Investments 101.0%
            (cost $42,959,640)                                46,681,645
                                                            ------------

            Liabilities, less
            Cash and Other Assets (1.0)%                       (482,833)
                                                            ------------

            NET ASSETS 100.0%                               $ 46,198,812
                                                            ============

<F3> Non-income Producing
<F4> Restricted Security



Growth Fund Schedule of Investments
DECEMBER 31, 1995 (UNAUDITED)

 NUMBER
OF SHARES                                                         VALUE
---------                                                         -----

            COMMON STOCKS 92.5%

            Business Products 10.4%
   115,475  American Business Information, Inc. <F3>          $2,237,328
   113,000  BMC West Corp. <F3>                                1,666,750
    52,100  International Imaging Materials, Inc. <F3>         1,315,525
    85,650  Thompson PBE, Inc. <F3>                            1,199,100
                                                            ------------
                                                               6,418,703
                                                            ------------

            Business Services 7.8%
    49,725  Kent Electronics Corp. <F3>                        2,902,697
    77,200  National Dentex Corp. <F3>                         1,891,400
                                                            ------------
                                                               4,794,097
                                                            ------------

            Computer Systems & Components 0.0%
    18,100  Digitran Systems, Inc. <F3><F4>                            1
                                                            ------------

            Financial Services 4.6%
     5,000  Franklin Savings Assn. <F3>                                1
    44,650  Green Tree Financial Corp.                         1,177,644
    81,787  Mercury Finance Co.                                1,083,678
    21,990  Washington Federal, Inc.                             563,494
                                                            ------------
                                                               2,824,817
                                                            ------------

            Health Care Products 8.4%
    16,040  Cardinal Health, Inc.                                878,190
    97,580  Nature's Sunshine Products, Inc.                   2,463,895
    90,750  Techne Corp. <F3>                                  1,826,343
                                                            ------------
                                                               5,168,428
                                                            ------------

            Health Care Services 5.2%
    40,200  Corvel Corp. <F3>                                  1,532,625
    33,500  Express Scripts, Inc., Class A<F3>                 1,708,500
                                                            ------------
                                                               3,241,125
                                                            ------------

            Personal Products 5.3%
   136,100  Franklin Quest Co. <F3>                            2,653,950
    45,300  Varsity Spirit Corp.                                 634,200
                                                            ------------
                                                               3,288,150
                                                            ------------

            Personal Services 9.2%
    52,200  Barefoot, Inc.                                       548,100
    44,500  Children's Discovery Centers of America, Inc. <F3>   228,061
   126,800  Equity Corp. International<F3>                     3,011,500
    46,100  Loewen Group, Inc.                                 1,166,906
    33,825  Seattle Filmworks, Inc. <F3>                         701,868
                                                            ------------
                                                               5,656,435
                                                            ------------

            Real Estate 14.5%
   124,500  National Health Investors, Inc. REIT               4,124,063
   115,800  Oasis Residential, Inc.                            2,634,450
   213,600  Sunstone Hotel Investors, Inc. REIT                2,189,400
                                                            ------------
                                                               8,947,913
                                                            ------------


            Retail 14.7%
    63,000  Buckle, Inc. (The) <F3>                            1,118,250
    42,600  Doubletree Corp. <F3>                              1,118,250
    71,100  Friedman's, Inc. <F3>                              1,368,675
   115,100  Heilig-Meyers Co.                                  2,114,962
    79,950  O'Reilly Automotive, Inc. <F3>                     2,318,550
    19,900  St. John Knits, Inc.                               1,057,188
                                                            ------------
                                                               9,095,875
                                                            ------------

            Telecommunications 8.2%
    95,938  Century Telephone Enterprises                      3,046,016
    57,200  WorldCom, Inc. <F3>                                2,016,300
                                                            ------------
                                                               5,062,316
                                                            ------------

            Transportation 4.2%
    46,500  Expeditors International of Washington, Inc.       1,214,811
    69,500  M.S. Carriers, Inc. <F3>                           1,390,000
                                                            ------------
                                                               2,604,811
                                                            ------------
            Total Common Stocks
            (cost $50,492,347)                                57,102,671
                                                            ------------

            CONVERTIBLE BONDS 3.8%

   919,000  National Healthcare LP,
            6.00%, 7/1/00                                      2,357,235
                                                            ------------

            Total Convertible Bonds
            (cost $1,764,480)                                  2,357,235
                                                            ------------

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----
            WARRANTS 0.0%
   $     1  Cherokee, Inc., Series C                           $       1
                                                            ------------

            Total Warrants
            (cost $6)                                                  1
                                                            ------------

            DEMAND NOTES 3.4%
            (variable rate)

   451,231  American Family Financial Services                   451,231
   515,779  General Mills, Inc.                                  515,779
       246  Lilly (Eli) & Co.                                        246
   180,000  Pitney-Bowes, Inc.                                   180,000
   285,159  Sara Lee Corp.                                       285,159
     5,058  Southwestern Bell Telephone Co.                        5,058
   680,084  Wisconsin Electric Power Co.                         680,084
                                                            ------------

            Total Demand Notes
            (cost $2,117,557)                                  2,117,557
                                                            ------------

            Total Investments 99.7%
            (cost $54,374,390)                                61,577,464

            Cash and Other Assets,
            less Liabilities 0.3%                                161,604
                                                            ------------

            NET ASSETS 100.0%                                $61,739,068
                                                            ============

<F3> Non-income Producing
<F4> Restricted Security



Mid-Cap Fund Schedule of Investments
DECEMBER 31, 1995 (UNAUDITED)

 NUMBER
OF SHARES                                                         VALUE
---------                                                         -----

            COMMON STOCKS 89.3%

            Business Services 8.3%
    90,000  Altron, Inc. <F3>                               $  2,700,000
     7,500  Barrett Business Services, Inc. <F3>                 110,625
    97,200  Kent Electronics Corp. <F3>                        5,674,050
    91,300  RTW, Inc. <F3>                                     2,396,625
                                                            ------------
                                                              10,881,300
                                                            ------------
            Communications Products 13.8%
   246,000  FTP Software, Inc. <F3>                            7,134,000
    86,000  Hummingbird Communications Ltd. <F3>               3,483,000
   163,850  Madge Networks, N.V. <F3>                          7,332,288
                                                            ------------
                                                              17,949,288
                                                            ------------

            Computer Software 19.9%
   200,975  Aspen Technologies, Inc.                           6,782,906
   100,600  Parametric Technology Corp. <F3>                   6,689,900
   352,450  Phoenix Technologies Ltd. <F3>                     5,551,088
   165,200  Softkey International, Inc. <F3>                   3,820,250
    64,200  Synopsys, Inc. <F3>                                2,439,600
   166,000  Touchstone Software Corp. <F3>                       664,000
                                                            ------------
                                                              25,947,744
                                                            ------------

            Computer Systems & Components 6.9%
   188,900  Active Voice Corp. <F3>                            5,194,750
   124,500  Adaptive Solutions, Inc. <F3>                        669,188
    85,000  Drexler Technology Corp. <F3><F4>                  1,101,812
    79,900  Pinnacle Systems, Inc. <F3>                        1,977,525
                                                            ------------
                                                               8,943,275
                                                            ------------

            Electronics 0.4%
   107,375  Cincinnati Microwave, Inc. <F3>                      483,187
                                                            ------------


            Health Care Products 2.9%
   149,500  Nature's Sunshine Products, Inc.                   3,774,875
                                                            ------------

            Health Care Services 12.4%
   186,025  Express Scripts, Inc., Class A<F3>                 9,487,275
    20,000  HBO & Company                                      1,532,500
    82,200  Imnet Systems, Inc. <F3>                           1,972,800
   107,800  Phamis, Inc<F3>                                    3,207,050
                                                            ------------
                                                              16,199,625
                                                            ------------

            Personal Products 2.7%
   142,650  Duracraft Corp. <F3>                               3,584,081
                                                            ------------

            Personal Services 0.2%
    51,365  Children's Discovery Centers of America, Inc. <F3>   263,246
                                                            ------------

            Retail 3.5%
   124,000  Friedman's, Inc. <F3>                              2,387,000
    77,400  O'Reilly Automotive, Inc. <F3>                     2,244,600
                                                            ------------
                                                               4,631,600
                                                            ------------

            Semiconductors 9.0%
    50,000  Atmel Corp. <F3>                                   1,118,750
   106,000  Integrated Process Equipment Corp. <F3>            2,491,000
   166,200  Lattice Semiconductor Corp. <F3>                   5,422,275
   139,200  Micrel, Inc. <F3>                                  2,714,400
                                                            ------------
                                                              11,746,425
                                                            ------------

            Telecommunications 9.3%
    85,500  Intercel, Inc. <F3>                                1,453,500
   104,700  United States Cellular Corp. <F3>                  3,533,625
   203,900  WorldCom, Inc. <F3>                                7,187,475
                                                            ------------
                                                              12,174,600
                                                            ------------

            Total Common Stocks
            (cost $104,583,662)                              116,579,246
                                                            ------------

PRINCIPAL
 AMOUNT                                                           VALUE
---------                                                         -----
            DEMAND NOTES 11.6%
            (variable rate)

$  715,000  American Family Financial Services                   715,000
 2,679,253  General Mills, Inc.                                2,679,253
   400,088  Lilly (Eli) & Co.                                    400,088
 3,561,429  Pitney-Bowes, Inc.                                 3,561,429
 2,597,679  Sara Lee Corp.                                     2,597,679
 3,483,443  Southwestern Bell Telephone Co.                    3,483,443
   206,683  Warner-Lambert Co.                                   206,683
 1,466,797  Wisconsin Electric Power Co.                       1,466,797
                                                            ------------
            Total Demand Notes
            (cost $15,110,372)                                15,110,372
                                                            ------------

            Total Investments 100.9%
            (cost $119,694,034)                              131,689,618

            Liabilities, less
            Cash and Other Assets (0.9)%                     (1,201,168)
                                                            ------------

            NET ASSETS 100.0%                               $130,488,450
                                                            ============

<F3> Non-income Producing
<F4> Restricted Security



Income Fund Schedule of Investments
DECEMBER 31, 1995 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                          VALUE
--------                                                         -----
            CORPORATE BONDS 0.5%

 $  25,000  Illinois Bell Telephone Co.,
            8.50%, 4/22/26                                    $   26,156
                                                              ----------

            Total Corporate Bonds
            (cost $26,232)                                        26,156
                                                              ----------

            U.S. GOVERNMENT OBLIGATIONS 63.8%
 2,700,000  U.S. Treasury Bill,
            5.56%, 2/8/96                                      2,685,855
   350,000  U.S. Treasury Note,
            9.375%, 2/15/06                                      450,345
                                                              ----------

            Total U.S. Government Obligations
            (cost $3,080,127)                                  3,136,200
                                                              ----------

            DEMAND NOTES 35.1%
            (variable rate)

   137,660  American Family Financial Services                   137,660
   245,321  General Mills, Inc.                                  245,321
   210,507  Lilly (Eli) & Co.                                    210,507
   245,062  Pitney-Bowes, Inc.                                   245,062
   232,083  Sara Lee Corp.                                       232,083
   232,871  Southwestern Bell Telephone Co.                      232,871
   236,290  Warner-Lambert Co.                                   236,290
   186,159  Wisconsin Electric Power Co.                         186,159
                                                              ----------

            Total Demand Notes
            (cost $1,725,953)                                  1,725,953
                                                              ----------

            Total Investments 99.4%
            (cost $4,832,312)                                  4,888,309

            Cash and Other Assets,
            less Liabilities 0.6%                                 30,053
                                                              ----------

            NET ASSETS 100.0%                                 $4,918,362
                                                              ==========